Exhibit 10.1
FIRST AMENDMENT TO CREDIT AGREEMENT

FIRST AMENDMENT TO CREDIT AGREEMENT (this “First Amendment”), dated as of April 28, 2010, by and among ATWOOD OCEANICS, INC., a Texas corporation (the “Parent”), ATWOOD OCEANICS PACIFIC LIMITED, a company organized under the laws of the Cayman Islands and a Wholly-Owned Subsidiary of the Parent (the “Borrower”), the lenders party hereto (the “Lenders”) and NORDEA BANK FINLAND PLC, NEW YORK BRANCH (“Nordea”), as administrative agent (in such capacity, the “Administrative Agent”).  Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement (as defined below).

W I T N E S S E T H :

WHEREAS, the Parent, the Borrower, the Lenders from time to time party thereto and the Administrative Agent are party to that certain Credit Agreement, dated as of November 25, 2008 (as further amended, restated, modified and/or supplemented to, but not including, the date hereof, the “Credit Agreement”);

WHEREAS, subject to the terms and conditions of this First Amendment, the parties hereto wish to amend certain provisions of the Credit Agreement to appoint Nordea as security trustee under the Credit Documents on behalf of the Lenders; and

WHEREAS, subject to the terms and conditions of this First Amendment, the parties hereto agree to amend certain provisions of the Credit Agreement, and enter into certain agreements with respect to the Credit Agreement, in each case as provided herein;

NOW, THEREFORE, it is agreed:

I.           Amendments to Credit Agreement

1. All references in the Credit Documents to “Collateral Agent” shall include Nordea as security trustee (in such capacity, the “Security Trustee”).

2. Section 11.01 of the Credit Agreement shall be amended by adding the following definition:

“Security Trustee” shall mean the Administrative Agent acting as security trustee for the Secured Creditors pursuant to the Security Documents.

3. Section 12.01 of the Credit Agreement shall be amended by (i) inserting the text “(a)” immediately preceding the text “The Lenders” appearing in said Section and (ii) inserting the following new clause (b) in said Section:

“The Lenders hereby irrevocably designate and appoint Nordea Bank Finland plc, New York Branch as Security Trustee to satisfy applicable requirements of Maltese law for the purpose of holding a security interest in the Collateral Rigs pursuant to the Collateral Rig Mortgages and in the Collateral pursuant to the other Security Documents, as applicable, on behalf of the applicable Lenders, from time to time, with regard to the (i) security, powers, rights, titles, benefits and interests (both present and future) constituted by and conferred on the Lenders or any of them or for the benefit thereof under or pursuant to the Collateral Rig Mortgages and the other Security Documents (including, without limitation, the benefit of all covenants, undertakings, representations, warranties and obligations given, made or undertaken by any Lender in the Collateral Rig Mortgages and the other Security Documents), (ii) all money, property and other assets paid or transferred to or vested in any Lender or any agent of any Lender or received or recovered by any Lender or any agent of any Lender pursuant to, or in connection with the Collateral Rig Mortgages and the other Security Documents, whether from the Borrower or any Subsidiary Guarantor or any other person and (iii) all money, investments, property and other assets at any time representing or deriving from any of the foregoing, including all interest, income and other sums at any time received or receivable by any Lender or any agent of any Lender in respect of the same (or any part thereof); provided that, for the avoidance of doubt, the scope of such designation and appointment shall not be greater than the scope of the designation and appointment of Nordea Bank Finland plc, New York Branch as Collateral Agent under any Credit Document except to the extent required by Maltese law.  Nordea Bank Finland plc, New York Branch hereby accepts such appointment as Security Trustee.”.

4. Section 12 of the Credit Agreement shall be amended by inserting the following new Section 12.10 in the appropriate order:

“Section 12.10 Co-Collateral Agent; Separate Collateral Agent

.  At any time or from time to time, in order to comply with any applicable requirement of law, the Administrative Agent may appoint another bank or trust company or one or more other persons, either to act as co-agent or agents on behalf of the Administrative Agent and the other Secured Creditors with such power and authority as may be necessary for the effectual operation of the provisions hereof and which may be specified in the instrument of appointment (which may, in the discretion of the Administrative Agent, include provisions for indemnification and similar protections of such co-agent or separate agent substantially the same as those contained herein).  Notwithstanding anything to the contrary contained herein, every such agent, sub-collateral agent and every co-agent shall, to the extent permitted by law, be appointed and act and be such, subject to the condition that no power given hereby, or which is provided herein or in any other Credit Document to any such co- agent, sub-collateral agent or agent shall be exercised hereunder or thereunder by such co-agent or agent except jointly with, or with the consent in writing of, the Administrative Agent.”.

II.           Amendment to Credit Documents.

By delivery of an executed counterpart to this First Amendment, each Lender party hereto hereby authorizes and directs the Administrative Agent to enter into an amendment to any Credit Document, as necessary, in such form and substance as the Administrative Agent shall deem desirable or necessary in its reasonable discretion to reflect the appointment of Nordea as Security Trustee.

III.           Miscellaneous.

1.           In order to induce the Lenders to enter into this First Amendment, the Borrower hereby represents and warrants that (i) no Default or Event of Default exists as of the Effective Date (as defined herein) before or after giving effect to this First Amendment and (ii) all of the representations and warranties contained in the Credit Agreement or the other Credit Documents are true and correct in all material respects on the Effective Date both before and after giving effect to this First Amendment, with the same effect as though such representations and warranties had been made on and as of the Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

2.           This First Amendment is limited as specified and shall not constitute an amendment, modification, acceptance or First Amendment of any other provision of the Credit Agreement or any other Credit Document.

3.           This First Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.  A complete set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Administrative Agent.

4.           THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

5.           This First Amendment shall become effective on the date (the “Effective Date”) when the Parent, the Borrower and the Required Lenders shall have signed a counterpart hereof (including by way of facsimile or other electronic transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036; Attention:  May Yip (facsimile number: 212-354-8113 / email: myip@whitecase.com).

6.           From and after the Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement, as modified hereby.

*   *   *

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this First Amendment as of the date first above written.

ATWOOD OCEANICS, INC.

By: /s/ James M. Holland
Title: Senior Vice President

ATWOOD OCEANICS PACIFIC LIMITED

By: /s/ A. H. Dyne
Title: Director

NORDEA BANK FINLAND PLC, NEW YORK BRANCH,
Individually and as Administrative Agent

By: /s/ Martin Kahm
Name: Martin Kahm
Title: First Vice President

By: /s/ Martin Lunder
Name: Martin Lunder
Title: Senior Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ATWOOD OCEANICS, INC., ATWOOD OCEANICS PACIFIC LIMITED, VARIOUS LENDERS AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

UniCredit Bank AG (formerly known as Bayerische Hypo-
und Vereinsbank AG)

By: /s/ Spanholtz
       Name: Spanholtz
       Title:   Department Director

By: /s/ Sabine Kôhler
       Name: KÔHLER
       Title: Department Director

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ATWOOD OCEANICS, INC., ATWOOD OCEANICS PACIFIC LIMITED, VARIOUS LENDERS AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Credit Agricole CIB (formerly Calyon S.A.)

By: /s/ Roger Amillom
       Name: Roger Amillom
       Title:   Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ATWOOD OCEANICS, INC., ATWOOD OCEANICS PACIFIC LIMITED, VARIOUS LENDERS AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Skandinaviska Enskilda Banken AB (publ)

By: /s/ Erling Amundsen
       Name: Erling Amundsen
       Title:   Attorney-at-Law

By: /s/ Per Olav Bucher-Johannessen
       Name: Per Olav Bucher-Johannessen
       Title:

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ATWOOD OCEANICS, INC., ATWOOD OCEANICS PACIFIC LIMITED, VARIOUS LENDERS AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Whitney National Bank

By: /s/ Harry S. Stahel
       Name: Harry S. Stahel
       Title:   Senior Vice Pres.